Exhibit 24(b)(10) – Consent of Ernst and Young LLP, Independent Registered Public
Accounting Firm

We consent to the reference to our firm under the caption “Experts” in Post-Effective
Amendment No. 56 to the Registration Statement (Form N-4 No. 333-28679) of Separate
Account B of ING USA Annuity and Life Insurance Company, and to the use therein of our reports dated (a) March 27, 2012, with respect to the financial statements of ING USA Annuity and Life Insurance Company and (b) April 4, 2012, with respect to the financial statements of
Separate Account B of ING USA Annuity and Life Insurance Company.

/s/ Ernst & Young LLP

Atlanta, Georgia April 4, 2012